Allied Products Corporation
                            1997 Incentive Stock Plan

                          (Established March 31, 1997)



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                                TABLE OF CONTENTS
                                -----------------

Section 1..........Purpose...................................................1

Section 2..........Definitions...............................................1

Section 3..........Administration............................................3

Section 4..........Common Stock Subject to Plan..............................4

Section 5..........Eligibility ..............................................4

Section 6..........Options...................................................5

Section 7..........Stock Awards..............................................6

Section 8 .........Stock Appreciation Rights ................................7

Section 9 .........Performance Units ........................................7

Section 10.........Treatment of Incentives Upon Termination .................8

Section 11 ........Adjustment Provisions ....................................10

Section 12 ........Change in Control.........................................10

Section 13.........Term of Plan............................................. 10

Section 14 ........General Provisions........................................10

Section 15 ........Amendment or Discontinuance of the Plan...................12








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                           Allied Products Corporation
                            1997 Incentive Stock Plan

                          (Established March 31, 1997)

Section 1.                     Purpose.

         The purpose of the Plan, as hereinafter set forth, is to enable the Company to attract, retain and reward key employees and non-employee directors by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success.

Section 2.                     Definitions .

              Board:  The Board of Directors of the Company.

             Change In Control: "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (i) Any "person" as such term is defined in Section 3(a)(9) and modified and used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of
                  1934), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, unless such beneficial ownership is acquired in connection with the transaction described in clause (iii)(2) of this definition;

                  (ii) During any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction





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                  described  in clause  (i),  (iii) or (iv) of this  definition)
                  whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

                  (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), more than 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined in clause (i) of this definition but without the exceptions given therein) acquires 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         Code:  The Internal Revenue Code of 1986, as amended.

         Committee: The Compensation Committee of the Board or such other committee as shall be appointed by the Board to administer the Plan pursuant to
Section 3.

         Common Stock: The common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 11.

         Company: Allied Products Corporation, a Delaware corporation, its subsidiary or subsidiaries, and any successor thereto.





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         Covered Employee: A Participant who is or is expected to be a "covered employee" within the meaning of Code Section 162(m) and the related regulations for the year in which an Incentive is taxable to such employee and for whom the Committee intends that such Incentive qualify for the performance-based compensationexemption under Code Section 162(m).

         Disabled or Disability: Permanent and total disability as determined in accordance with the Company's then existing policies. A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant's termination of employment or, in the case of a non-employee director Participant, prior to the termination of service as a director.

         Fair Market Value: The average of the highest and lowest price at which Common Stock was traded on the relevant date, as reported in the "NYSE-Composite Transactions" section of the Midwest Edition of the Wall Street Journal, or, if no sales of Common Stock were reported for that date, on the most recent preceding date on which Common Stock was traded.

         Incentive Stock Option: An Option that is intended to qualify as an "incentive stock option" under Code Section 422.

         Incentives: Options (including Incentive Stock Options), Stock Awards, Performance Units and Stock Appreciation Rights.

         Nonqualified Stock Option: An Option that is not an Incentive Stock Option.

         Option: An option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

         Participant: An employee of the Company (including any employee who is a member of the Board) or any non-employee member of the Board whose participation in the Plan is determined by the Board to be in the best interest of the Company.

            Performance Unit: A unit representing a cash sum or one or more shares of Common Stock that is granted to a Participant pursuant to Section 9.

         Plan: The Allied Products Corporation 1997 Stock Incentive Plan, as amended from time to time.






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          Restricted Shares:  Shares of Common Stock issued subject to restrictions pursuant to Section 7(b).

         Retirement: Termination of employment upon "retirement" or, in the case of a non-employee director Participant, "retirement" from the Board, in each case as determined by the Committee in accordance with the Company's then existing policies.

         Stock Appreciation Right: An award granted to a Participant pursuant to Section 8.

         Stock Award: An award of Common Stock granted to a Participant pursuant to Section 7.

Section 3.                     Administration.

        (a) Committee.  The Plan shall be administered by the Committee.  To the
            ----------
extent required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, each member of the Committee shall qualify as a "non-employee director," as defined therein. To the extent required to comply with the performance-based compensation exemption under Code Section 162(m) and the related regulations, each member of the Committee shall qualify as an "outside director," as defined therein.

        (b) Authority of the Committee.  The Committee  shall have the authority
            --------------------------
to approve individuals for participation; to approve in advance the grant of any Incentive; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Incentive or the termination of any restriction under any Incentive. Incentives may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Incentive without such holder's consent, and no amendment, as it applies to any Covered Employee, shall be made that would cause an Incentive granted to such Covered Employee to fail to satisfy the performance-based compensation exemption under Code Section 162(m) and the related regulations (to the extent such Incentive is intended to satisfy this exemption when granted).

        (c)  Powers of the  Committee.  The  Committee  may  employ  such  legal
             ------------------------
counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any





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such consultant or agent.

        (d)  Indemnification.  No member of the  Committee or the Board shall be
             ---------------
liable for any action or determination made in good faith with respect to the Plan or any Incentive awarded under it. To the maximum extent permitted by applicable law, each Committee or Board member shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under the by-laws of the Company.

Section 4.                     Common Stock Subject to Plan .

                The aggregate shares of Common Stock that may be issued under the Plan shall not exceed 500,000 as adjusted in accordance with the provisions of Section 11. In the event of a lapse, expiration, termination, forfeiture or cancellation of any Incentive granted under the Plan without the issuance of shares or the payment of cash, the Common Stock subject to or reserved for such Incentive may be used again for new Incentives hereunder; provided that in no event may the number of shares of Common Stock issued hereunder exceed the total number of shares reserved for issuance. Any shares of Common Stock withheld or surrendered to pay withholding taxes pursuant to Section 14(e) or withheld or surrendered in full or partial payment of the exercise price of an Option pursuant to Section 6(d) or the purchase price of any other Incentive shall be added to the aggregate shares of Common Stock available for issuance.

Section 5.                     Eligibility .

         Incentives may be granted under the Plan to any employee of the Company, including employees who are officers and/or members of the Board and to any non-employee director of the Company whose participation the Committee determines is in the best interest of the Company (collectively,
"Participants"). The Committee shall have absolute discretion to determine, within the limits of the express provisions of the Plan, those Participants to whom and the time or times at which Incentives shall be granted. The Committee shall also determine, within the limits of the express provisions of the Plan, the number of shares to be subject to each Incentive, the duration and specific terms of each Incentive, including the exercise price under each Option, the time or times within which (during the term of the Option) all or portions of each Option may become vested and exercisable, and whether an Option shall be an Incentive Stock Option, a Nonqualified Stock Option





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or a combination  thereof. In making such determination,  the Committee may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant

Section 6.                       Options .

          Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options. However, no Incentive Stock Option shall be granted to any individual who is not an employee of the Company. Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Option Period.  Each Option agreement shall specify the period for
              -------------
which the Option thereunder is granted (which, in the case of Incentive Stock Options, shall not exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period.

          (b) Exercise Price.  The per share exercise price of each Option shall
              --------------
be determined by the Committee at the time the Option is granted, and, in the case of Incentive Stock Options and in the case of Options granted to Covered Employees, shall not be less than the Fair Market Value of Common Stock on the date the Option is granted.

          (c) Vesting of Options.  No part of any Option may be exercised  until
              ------------------
the grantee shall have satisfied the vesting conditions (e.g., such as remaining in the employ of the Company for a certain period of time), if any, as the Committee may specify in the applicable Option agreement. Subject to the provisions of Section 6(e), any Option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee.

          (d) Payment.  The exercise price of an Option shall be paid in full at
              -------
the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, (iii) through the withholding by the Company (upon such exercise) of Common Stock having a Fair Market Value equal to the exercise price or (iv) by a combination of (i), (ii), and (iii).

          (e)       Other Rules Applicable to Incentive Stock Options.
                    --------------------------------------------------





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                     (i) Grant Period. Consistent with Section 13, an Incentive
                         ------------
         Stock Option must be granted within ten years of the date this Plan is adopted or the date the Plan is approvedby the stockholders of the Company, whichever is earlier.

                     (ii) Ten Percent  Owner.  If a Participant on the date that
                          ------------------
         an Incentive Stock Option is granted owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

                     (iii) Employee Status. To retain favorable  Incentive Stock
                           ---------------
         Option tax treatment, the Option holder must at all times from the date the Option is granted through a date that is no more than three months prior to the date it is exercised (or no more than one year prior to the date it is exercised if the Option holder terminates employment due to death or Disability) remain an employee of the Company. For this purpose, authorized leaves of absence shall not be deemed to sever the employment relationship.

                     (iv)  Limitations  on  Dispositions.  To  retain  favorable
                           -----------------------------
         Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

                     (v)  Value of  Shares.  The  aggregate  Fair  Market  Value
                          ----------------
         (determined at the date of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

           (f) Covered Employee Limitation. Options for more than 100,000 shares of Common Stock may not be granted in any calendar year to any Covered Employee.






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Section 7.                 Stock Awards .

            (a) Grant of Stock Awards.  Stock Awards may be made to Participants
                ---------------------
on terms and conditions fixed by the Committee. Stock Awards may be in the form of unrestricted shares of Common Stock or in the form of Restricted Shares authorized pursuant to Section 7(b). The recipient of Common Stock pursuant to a Stock Award shall be a stockholder of the Company with respect thereto, fully entitled to receive dividends, vote and exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award.

            (b)   Restricted Shares.  Restricted Shares may not be sold by the
                  -----------------
holder, or subject to execution, attachment or similar process, until the lapse of the applicable restriction period or satisfaction of other conditions specified by the Committee.

            (c) Stock Awards to Covered  Employees.  For purposes of  satisfying
                ----------------------------------
the performance-based compensation exemption under Code Section 162(m), the Committee may condition the grant of any Stock Award to any Covered Employee or the vesting or lapse of restrictions of any Restricted Shares granted to any Covered Employee upon the attainment of one or more pre-established performance goals. In so doing, the Committee shall set the specific performance goals on or about the beginning of the relevant performance period and, after the relevant performance period has ended, it shall determine the extent to which the relevant performance goals have been satisfied and the resulting Stock Awards. The objective performance criteria upon which performance goals may be based shall consist of the following: total stockholder return, return on equity, return on capital, return on assets, return on investment, net income, operating income, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, and operating and maintenance cost management. Such performance goals also may be based upon the attainment of specified levels of performance of the Company under one or more of the measures described above relative to the performance of other corporations. Stock Awards for more than 100,000 shares of Common Stock may not be granted in any calendar year to any Covered Employee.






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Section 8.                 Stock Appreciation Rights .

            (a)   Grant of Stock Appreciation Rights.  Stock Appreciation Rights
                  ----------------------------------
 may be granted in connection with an Option (at the time of the grant or at any time thereafter) or may be granted independently. Stock Appreciation Rights for more than 100,000 shares of Common Stock may not be granted in any calendar year to any Covered Employee.

            (b)  Value of  Stock  Appreciation  Rights.  The  holder  of a Stock
                 -------------------------------------
Appreciation Right granted in connection with an Option, upon surrender of the Option, will receive cash or shares of Common Stock equal in value to the excess of the Fair Market Value on the exercise date over the Option's exercise price, multiplied by the number of shares covered by such Option. The holder of a Stock Appreciation Right granted independent of an Option, upon exercise, will receive cash or shares of Common Stock equal in value to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the grant date, multiplied by the number of shares covered by the Stock Appreciation Right.

Section 9.                 Performance Units.

            (a) Value of Performance  Units.  Prior to the  commencement  of the
                ---------------------------
performance period, the Committee shall establish in writing an initial target value or number of shares of Common Stock for the Performance Units to be granted to a Participant, the duration of the performance period, and the specific performance goals to be attained, including performance levels at which various percentages of Performance Units will be earned and, for Covered Employees, the minimum level of attainment to be met to earn any portion of the Performance Units. If the Committee intends the Performance Units granted to any Covered Employee to satisfy the performance-based compensation exemption under Code Section 162(m) ("Qualifying Performance Units"), the performance goals shall be based on one or more of the following objective criteria: total stockholder return, return on equity, return on capital, return on assets, return on investment, net income, operating income, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, and operating and maintenance cost management.

            (b) Payment of  Performance  Units.  After the end of a  performance
                ------------------------------
period, the Committee shall certify in writing the extent to which performance goals have been met and shall compute the payout to be received by each Participant. With respect to Qualifying Performance Units, for any calendar year, the maximum amount payable in cash to any Covered Employee shall be $400,000 and the aggregate shares of Common Stock that may be issued to any Covered Employee is 100,000. The Committee may not adjust upward the amount payable to any Covered Employee with respect to Qualifying Performance Units.





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Section 10.       Treatment of Incentives Upon Termination .

            (a) Termination due to Disability or Death.  Upon termination of the
                --------------------------------------
employment of an employee Participant or upon the termination of the Board membership of a non-employee Participant by reason of Disability, death or Retirement, the following provisions shall apply:

                     (i) Options and Stock Appreciation Rights shall be exercisable by the Participant (or, in the case of death, by his or her estate) during the three-year period commencing on the date of termination (except that Incentive Stock Options shall be exercisable for only three months), but not later than the expiration of the term of the Options or Stock Appreciation Rights. If a Participant dies during such three-month period, such Participant's estate may exercise the Incentive Stock Options during the one-year period commencing on the date of death, but not later than the expiration of the term of the Options.

                     (ii) Upon termination due to death, any restrictions on Stock Awards shall lapse immediately. Upon termination due to Disability or Retirement after age 65, any restrictions on Stock Awards may be removed by the Committee in its discretion at any time during the three years following termination.

                     (iii) Unvested Performance Units shall be payable prorated based upon the number of full months of service during the applicable performance period, adjusted based on the achievement of performance goals during the performance period. Payment shall be made at the time payments would have been made had the Participant not died, terminated or retired.

                     (iv) The Committee, in its discretion, may accelerate the vesting of any Option, Stock Appreciation Right, Performance Unit or Stock Award upon the Participant's
         Disability, death or Retirement.

            (b) Voluntary Termination or Involuntary Termination Other than For
                ---------------------------------------------------------------
Cause.  Upon  the  voluntary  termination  of  the  employment  of  an  employee
-----
Participant or upon the voluntary termination of the Board membership of a non-employee Participant or upon the involuntary termination of the employment of an employee Participant or the involuntary termination of the Board membership of a non-employee Participant for any reason other than for substantial cause (defined





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below), Disability, death or Retirement, the following provisions shall apply:

                     (i) Options and Stock Appreciation Rights (to the extent vested prior to such termination or to the extent vesting is accelerated by the Committee) may be exercised by the Participant during the three-month period commencing on the date of termination, but not later than the expiration of the term of the Options or Stock Appreciation Rights. If a Participant dies during such three-month period, such Participant's estate may exercise the Options or Stock Appreciation Rights (to the extent such Options or Stock Appreciation Rights were vested and exercisable prior to death) during the one-year period commencing on the date of death, but not later than the expiration of the term of the Options or Stock Appreciation Rights.

                     (ii) Unvested Stock Awards shall be forfeited unless the terms of the Stock Award provide otherwise or unless the Committee, in its discretion, waives this forfeiture provision.

                     (iii) Unvested Performance Units shall be forfeited unless the terms of the Performance Unit provide otherwise or unless the Committee, in its discretion, waives the forfeiture provision.

                     (iv) The Committee, in its discretion, may accelerate the vesting of any Option, Stock Appreciation Right or Stock Award upon the Participant's involuntary termination.

            (c)  Termination for Cause.  Upon the involuntary  termination of an
                 ---------------------
employee or Board member for "substantial cause," the Participant's right to exercise his or her Options or Stock Appreciation Rights shall terminate and any unvested Performance Units and Stock Awards shall be forfeited at the time notice of involuntary termination is given by the Company to such Participant. For purposes of this provision, substantial cause shall include:

                     (i) The commission of an action against or in derogation of the interests of the Company which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

                     (ii) A material breach of any material duty or obligation imposed upon the Participant by the Company or by law;

                     (iii) Divulging the Company's confidential information; or





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                     (iv)  The  performance  of  any  similar  action  that  the
         Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company so as to constitute substantial cause for termination.

Section 11.       Adjustment Provisions .

                  In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding Incentives, and (c) the appropriate Fair Market Value and other price determinations applicable to Incentives. The Committee shall make all determinations under this Section 11, and all such determinations shall be conclusive and binding.

Section 12.       Change in Control.

                  In the event of a Change in Control, all Incentives shall vest in each Participant, and the maximum value of all Performance Units shall be immediately payable in cash, prorated for the number of days in the applicable performance period that have elapsed as of the date of the Change in Control.

Section 13.       Term of Plan .

                  The Plan shall be deemed adopted and shall become effective on the date it is approved by the stockholders of the Company and shall continue until terminated by the Board or until no Common Stock remains available for issuance under Section 4, whichever occurs first.

Section 14.       General Provisions .

            (a)  Employment.  Nothing in the Plan or in any  related  instrument
                 ----------
shall confer upon any employee Participant or upon any other employee any right to continue in the employ of the Company or shall affect the right of the Company to terminate the employment of any employee Participant or any other employee with or without cause.





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            (b) Legality of Issuance of Shares.  No Common Stock shall be issued
                ------------------------------
pursuant to any Incentive unless and until all legal requirements applicable to such issuance have been satisfied.

            (c)  Ownership of Common Stock  Allocated  to Plan.  No  Participant
                 -------------------------
(individually or as a member of a group), and no beneficiary or other person claiming under or through such Participant, shall have any right, title or interest in or to any Common Stock allocated or reserved for purposes of the Plan or subject to any Incentive, except as to shares of Common Stock, if any, as shall have been issued to such Participant or beneficiary.

            (d)  Governing Law. The Plan, and all agreements hereunder, shall be
                 -------------
 construed in accordance with and governed by the laws of the State of Illinois.

            (e)  Withholding  of Taxes.  The  Company may  withhold,  or allow a
                 ---------------------
Participant to remit to the Company, any Federal, state or local taxes applicable to any grant, exercise, vesting, distribution or other event giving rise to income tax liability with respect to an Incentive. In order to satisfy all or any portion of such income tax liability, an Incentive holder may elect to surrender Common Stock previously acquired by the holder or to have the Company withhold Common Stock that would otherwise have been issued to the holder pursuant to the exercise of an Option or in connection with any other Incentive, the number of shares of such withheld or surrendered Common Stock to be sufficient to satisfy all or a portion of the income tax liability that arises upon the exercise, vesting, distribution or other event giving rise to income tax liability with respect to an Incentive.

            (f)  Non-transferability.  Except as provided in this Section 14(f),
                 -------------------
no Incentive may be assigned or subjected to any encumbrance, pledge or charge of any nature. Participant's may transfer all or a portion of an Incentive to be granted to a Participant on terms to (i) the spouse, children, stepchildren or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or corporation in which such Immediate Family Members are the only partners or shareholders, provided that (x) the agreement pursuant to which such Incentives are granted must be approved by the Committee, and must expressly provide for, or be amended to provide for, transferability in a manner consistent with this Section, and (y) subsequent transfers of such Incentives shall be prohibited except those permitted by will or the laws of descent and distribution. The Committee may, at its sole discretion, permit transfers to other persons or entities. Following transfer, such Incentives shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The treatment of Incentives upon termination set forth in Section 10 hereof shall continue to be applied with respect to the original Participant, following which the Incentives shall be exercisable by the transferee only to the extent, and for the periods specified in Section 10. The committee may establish such rules and procedures as it deems necessary with respect to such transfer, including without limitation, the requirement that a Participant provide such documentation or information concerning any such transfer or transferee as the Committee may reasonably request. Such transfer rights shall in no event apply to any Incentive Stock Option.

            (g) No Implied Rights. Neither the establishment of the Plan nor any
                -----------------
amendment thereof shall be construed as giving any Participant or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan.

            (h) Successors.  All obligations of the Company under the Plan, with
                ----------
respect to Incentives granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Section 15.       Amendment or Discontinuance of the Plan .

            (a) Amendment or Discontinuance.  The Board, acting by a majority of
                ---------------------------
its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Incentive granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not
(i) materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 11 hereof), (ii) amend any other provision of the Plan, the amendment of which would require stockholder approval by the standards of New York Stock Exchange or any other stock exchange upon which the Common Stock is then listed, or (iii) amend any other provision of the Plan, the amendment of which would require stockholder approval in order to continue to satisfy the performance-based compensation exemption under Code Section 162(m) and the related regulations with respect to any Incentive awarded to any Covered Employee.

            (b) Effect of Amendment or Discontinuance on Outstanding Options. No
                ------------------------------------------------------------
amendment or discontinuance of the Plan by the Board or the stockholders of the Company shall materially and adversely affect any outstanding Incentive theretofore granted without the consent of the holder thereof.